                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934
    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            LTC Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 LTC PROPERTIES, INC.
                                    -------------

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD MAY 19, 1998


     The 1998 Annual Meeting of Stockholders of LTC Properties, Inc. (the "Company") will be held on Tuesday, May 19, 1998, at 11:00 a.m., local time, at the Silverado Room of the Residence Inn by Marriott at River Ridge, Oxnard, California 93030, for the following purposes:


     (1) To elect a board of five directors for the ensuing year or until the election and qualification of their respective successors;

     (2)  To adopt the Company's 1998 Equity Participation Plan; and

     (3) To transact such other business as may properly come before the meeting.


     Only stockholders whose names appear of record on the books of the Company at the close of business on MARCH 31, 1998 are entitled to notice of, and to vote at, such Annual Meeting or any adjournments thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.


                                        By Order of the Board of Directors




                                        Pamela J. Privett
                                        CORPORATE SECRETARY
Oxnard, California
April 17, 1998


IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE,
              DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN
                          THE ENCLOSED STAMPED ENVELOPE.

                                 LTC PROPERTIES, INC.

                                   ________________

                                   PROXY STATEMENT

SOLICITATION
     This proxy statement is furnished to the stockholders of LTC Properties, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 19, 1998 at 11:00 a.m., local time, and at any and all adjournments thereof (the "Annual Meeting"). The approximate date on which this proxy statement and the form of proxy solicited on behalf of the Board of Directors will be sent to the Company's stockholders is April 17, 1998.

VOTING RIGHTS
     On March 31, 1998, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, the Company had 26,723,955 shares of common stock, par value $0.01 per share (the "Shares" or the "Common Stock"), outstanding. Each such Share is entitled to one vote on all matters properly brought before the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will count toward the presence of a quorum for the transaction of business. Depending upon the proposal at issue, an abstention or a broker non-vote will be deemed either a vote against a proposal or will be deemed to have no effect. The effect of an abstention or broker non-vote is stated at the conclusion of each of proposals 1 and 2 under the heading "Required Vote and Recommendations."

VOTING OF PROXIES
     Shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the Shares will be voted FOR the election of the nominees named in this Proxy Statement as Directors and FOR the Company's 1998 Equity Participation Plan.

     The management and Board of Directors of the Company know of no matters to be brought before the Annual Meeting other than as set forth herein; no stockholder proposals were received by the Company on or before December 16, 1997, the deadline for inclusion of such proposals in this Proxy Statement. Other business may properly come before the Annual Meeting, and in that event, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

REVOCABILITY OF PROXY
     The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked, by presenting to the Company a later-dated proxy executed by the person executing the prior proxy, or by attending the Annual Meeting and voting in person.

     The principal executive offices of the Company are located at 300 Esplanade Drive, Suite 1860, Oxnard, California, 93030.

                                      PROPOSAL 1

                                ELECTION OF DIRECTORS


     At the Annual Meeting, five directors will be elected to hold office until the 1999 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.

     The nominees for election as directors at the Annual Meeting are Andre C. Dimitriadis, James J. Pieczynski, Edmund C. King, Wendy L. Simpson and Sam Yellen, each of whom is presently serving as a director of the Company. Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of the nominees named above to hold office as directors until the 1999 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

     If any nominee becomes unavailable to serve as a director for any reason (which event is not anticipated), the Shares represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

                          DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning the directors and executive officers of the Company. Each executive officer of the Company is elected by the directors, serves at the pleasure of the Board of Directors and holds office until a successor is elected or until resignation or removal. The information concerning the directors and executive officers of the Company is given as of March 1, 1998.

 Name                       Age  Position
------------------------    ------------------------------------------------
 Andre C. Dimitriadis       57   Chairman,  Chief  Executive  Officer  and
                                 Director
 James J. Pieczynski        35   President, Chief Financial Officer and
                                 Director
 Christopher T. Ishikawa    34   Senior Vice President and Chief Investment
                                 Officer
 Pamela J. Privett          40   Senior Vice President and General Counsel
 Edmund C. King             63   Director
 Wendy L. Simpson           48   Director
 Sam Yellen                 67   Director

     Andre C. Dimitriadis founded the Company and was employed by Beverly Enterprises, Inc., an owner/operator of long-term care facilities, retirement living facilities and pharmacies, from October 1989 to May 1992, where he served as Executive Vice President and Chief Financial Officer. Mr. Dimitriadis is a member of the board of directors of Magellan Health Services.

     James J. Pieczynski has served as President and Director since September 8, 1997 and Chief Financial Officer since May 1994. From May 1994 to September 1997, he also served as Senior Vice President of the Company. He joined the Company in December 1993 as Vice President and Treasurer. Prior to joining LTC, he was employed by American Medical International, Inc., an owner/operator of hospitals, from May 1990 to December 1993, where he served as Assistant Controller and Director of Development.

     Christopher T. Ishikawa has served as Senior Vice President and Chief Investment Officer since September 8, 1997. Prior to that, he served as the Vice President and Treasurer of the Company since April 1995. Prior to joining the Company, he was employed by Metrobank from December 1991 to March 1995, where he served as First Vice President and Controller.

     Pamela J. Privett has held the position of Senior Vice President and General Counsel of the Company since September 8, 1997. Prior to that, Ms. Privett was the sole owner, officer and director of Pamela J. Privett, A Professional

Law Corporation, which served as outside General Counsel to the Company beginning in August 1994. Ms. Privett was a shareholder in the Santa Monica, California law firm of Stern, Neubauer, Greenwald & Pauly from 1990 to August 1994.

     Edmund C. King is a general partner of Trouver Capital Partners, an investment banking firm located in Los Angeles, California and Provo, Utah. Prior to joining Trouver as of January 1, 1992, Mr. King was a partner in Ernst & Young LLP, an international accounting and consulting firm, from 1973 through September 30, 1991. While at Ernst & Young, Mr. King was its Southern California senior health care partner and prior to that directed the Southern California health care practice for Arthur Young & Company, one of the predecessors of Ernst & Young.

     Wendy L. Simpson is Executive Vice President and Chief Financial Officer of Coram Healthcare Corporation (Coram), a healthcare organization. Prior to joining Coram, Ms. Simpson was Executive Vice President, Chief Financial Officer, Chief Operating Officer and director of Transitional Hospitals Corporation, formerly Community Psychiatric Centers (CPC), a healthcare organization, from December 1994 to August 1997. Transitional Hospitals Corporation recently merged with Vencor, Inc. Prior to that, Ms. Simpson served as Senior Vice President and Chief Financial Officer from July 1994 to December 1994 of Transitional Hospitals Corporation, which was a wholly-owned subsidiary of CPC. From 1992 to July 1994, Ms. Simpson served as Chief Financial Officer of Weisman Taylor Simpson & Sabatino, a management consulting firm.

     Sam Yellen has been self-employed as a consultant since his retirement from KPMG Peat Marwick LLP, an international accounting firm, in December 1990. He served KPMG Peat Marwick LLP and its predecessors as a partner since 1968. Currently, he serves as a member of the board of directors of Beverly Funding Corporation, Del Webb Corporation, Downey Financial Corporation, and E*Capital Corporation (formerly Wedbush Corporation.)


BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
     During 1997, the Board of Directors met 17 times and each of the incumbent directors attended more than 75% of the total number of meetings of the Board of Directors and of the committees on which the director served. The Board of Directors has an Audit Committee and a Compensation Committee. There is no standing Nominating Committee.

     The Audit Committee is comprised of Mr. Yellen, Chairman, Ms. Simpson and Mr. King. The Audit Committee held one meeting during fiscal 1997. The Audit Committee is authorized to select and recommend to the Board of Directors the independent auditors to serve the Company for the ensuing year, review with the independent accountants the scope and results of the audit, review management's evaluation of the Company's system of internal controls, and review non-audit professional services provided by the independent accountants and the range of audit and non-audit fees. To ensure independence of the audit, the Audit Committee consults separately and jointly with the independent accountants and management.

     The Compensation Committee is comprised of Ms. Simpson, Chair and Messrs. King and Yellen. The Compensation Committee held three meetings during 1997. The Compensation Committee reviews and approves the compensation of the Company's executive officers and determines the general compensation policy for the Company. The Compensation Committee also is responsible for the administration of the Company's Amended and Restated 1992 Stock Option Plan and the Company's 1998 Equity Participation Plan if adopted and is authorized to determine the options and restricted stock to be granted under such plans and the terms and provisions of such options.

     Each director, other than Mr. Dimitriadis and Mr. Pieczynski, receives a fee of $10,000 per year for services as a director plus $500 for attendance in person at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors does not meet. In addition, the Company reimburses the directors for travel expenses incurred in connection with their duties as directors of the Company.

     Directors participate in the Company's Amended and Restated 1992 Stock Option Plan and may participate in the Company's 1998 Equity Participation Plan if adopted. Both plans permit the Compensation Committee to grant nonqualified stock options or restricted shares to directors from time-to-time. During 1997, the Company granted each of the non-employee directors 10,000 restricted shares and Ms. Simpson was granted 15,000 nonqualified stock options. In addition, directors are eligible to participate in the Company's Amended Deferred Compensation Plan whereby non-employee directors are entitled to receive annual deferred compensation from the Company equal to a minimum of

$10,000 per year. In 1997, the Company contributed $10,000 to the deferred compensation account for the benefit of each of non-employee directors.

     Executive officers of the Company are elected or appointed by the Board of Directors and hold office until their successors are elected, or until the earliest of their death, resignation or removal.

REQUIRED VOTE AND RECOMMENDATIONS
     The affirmative vote of a plurality of all the votes cast at a meeting at which a quorum is present is necessary for the election of directors as set forth in this Proposal 1. For purposes of this Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum for Proposal 1. Properly executed and unrevoked proxies will be voted FOR the nominees set forth in Proposal 1 unless contrary instructions or an abstention are indicated in the proxy.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES
                               SET FORTH IN PROPOSAL 1.

                   PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     The following table sets forth information as of March 31, 1998 with respect to the beneficial ownership of the Common Stock of the Company by (1) each person who is known by the Company to own beneficially more than 5% of its Shares based on copies received by the Company of the most recent Schedule 13D or 13G filings with the Securities and Exchange Commission pursuant to rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (2) each director of the Company, (3) the Named Executive Officers (as defined below) and (4) the Company's directors and Named Executive Officers as a group.


                                                                 SHARES BENEFICIALLY OWNED
                                                    ---------------------------------------------------------
      NAME AND ADDRESS OF BENEFICIAL OWNER              COMMON STOCK (1)(2)(3)        PERCENT OF CLASS (3)
-------------------------------------------------------------------------------------------------------------
 FMR CORPORATION                                                    2,046,400  (4)            7.7%
      82 Devonshire Street
      Boston,  MA   02109

 WADDELL & REED, INC.                                               1,754,031  (5)            6.4%
      6300 Lamar Avenue
      Overland, KS  66202

 PALISADE CAPITAL MANAGEMENT, LLC                                   1,573,406  (6)            5.7%
      1 Bridge Plaza, Suite 695
      Fort Lee, NJ  07024

 BRINSON PARTNERS, INC.                                             1,423,200  (7)            5.3%
      209 South LaSalle Street
      Chicago, IL 60604

 FRANKLIN RESOURCES, INC.                                           1,331,820  (8)            5.0%
      777 Mariners Island Blvd.
      San Mateo, CA 94404

 ANDRE C. DIMITRIADIS                                                 719,180                 2.7%
 JAMES J. PIECZYNSKI                                                  139,981                   *
 PAMELA J. PRIVETT                                                     93,403                   *
 CHRISTOPHER T. ISHIKAWA                                               75,251  (9)              *

 EDMUND C. KING                                                        64,603  (10)             *
 WENDY L. SIMPSON                                                      40,764  (11)             *
 SAM YELLEN                                                            63,703                   *

 All directors and Named Executive Officers
     as a group (7 persons)                                         1,196,885                 4.5%

                                    FOOTNOTES TO TABLE APPEAR ON FOLLOWING PAGE.

FOOTNOTES TO TABLE ON PREVIOUS PAGE.
*      Less than 1%
(1) Except as otherwise noted below, all Shares are owned beneficially by the individual or entity listed with sole voting and/or investment power.
(2) No options to acquire shares of Common Stock were exercisable at March 31, 1998 or were exercisable within 60 days of March 31, 1998.
(3) For purposes of computing the percentages, the number of Shares outstanding includes Shares purchasable by such individual or entity within 60 days upon exercise of outstanding stock options or conversion rights.
(4) Based solely upon information contained in a Schedule 13G/A provided to the Company, FMR Corporation had sole voting power with respect to 1,100 Shares and sole dispositive power with respect to 2,046,400 Shares.
(5) Based solely upon information contained in a Schedule 13G/A provided to the Company, Waddell & Reed, Inc. had sole voting and sole dispositive power with respect to 1,754,031 Shares. The number of shares includes 716,031 Shares of which Waddell & Reed, Inc. has the right to acquire within 60 days upon exercise of conversion rights.
(6) Based solely upon information contained in a Schedule 13G/A provided to the Company, Palisade Capital Management, LLC had sole voting and sole dispositive power with respect to 1,573,406 Shares. The number of shares includes 812,406 Shares of which Palisade Capital Management, LLC has the right to acquire within 60 days upon exercise of conversion rights.
(7) Based solely upon information contained in a Schedule 13G provided to the Company, Brinson Partners, Inc. had shared voting and shared dispositive power with respect to 1,423,200 Shares.
(8) Based solely upon information contained in a Schedule 13G provided to the Company, Franklin Resources, Inc. had sole voting and sole dispositive power with respect to 1,331,820 Shares.
(9)    Includes 2,000 Shares owned jointly with spouse.
(10)   Includes 900 Shares held by spouse in an individual retirement account.
(11) Includes 5,350 Shares owned jointly with spouse and 2,215 Shares held by spouse.

                                EXECUTIVE COMPENSATION

       The following table sets forth information concerning the compensation paid to the Company's Chief Executive Officer and the other three most highly compensated executive officers of the Company during the fiscal year ended December 31, 1997 who served as executive officers of the Company on December 31, 1997 (collectively, the "Named Executive Officers") and to the other most highly compensated executive officer of the Company who served as an executive officer during the fiscal year ended December 31, 1997 but who did not serve in such capacity on December 31, 1997. No other individuals served as executive officers during 1997.


                                    ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                             ----------------------------------     -----------------------------------------
                                                                    RESTRICTED STOCK        SECURITIES             ALL OTHER
           NAME &                                                       AWARDS           UNDERLYING OPTIONS       COMPENSATION
     PRINCIPAL POSITION      YEAR      SALARY ($)     BONUS ($)         ($)(1)                (2) (#)                  ($)
--------------------------------------------------------------------------------------------------------------------------------
 Andre C. Dimitriadis        1997       $400,000       $400,000         $1,580,000                 -               $62,400 (3)
 Chairman & Chief            1996        400,000        800,000            710,875                 -                62,400 (3)
 Executive Officer           1995        300,000        330,000                  -                 -                52,374 (3)

 James J. Pieczynski         1997        190,000        265,000            948,000                 -                17,700 (3)
 President & Chief           1996        165,000        200,000            287,375                 -                17,700 (3)
 Financial Officer           1995        150,000        110,000                  -                 -                 1,196 (3)

 Pamela J. Privett           1997         55,208        150,000            711,000                 -                 1,100 (3)
 Senior Vice President &
 General Counsel

 Christopher T. Ishikawa     1997        112,500        150,000            711,000                 -                 1,000 (3)
 Senior Vice President &
 Chief Investment Officer

 William McBride III (4)     1997        198,750        225,000                  -                 -                28,200 (3)
 Former Executive            1996        265,000        600,000            423,500                 -                28,200 (3)
 Officer                     1995        200,000        220,000                  -                 -                 1,643 (3)

-------------------

(1) Restricted stock awards are valued in the table above at their fair market value based on the per share closing price of the Company's Common Stock on the New York Stock Exchange on the date of grant. Messrs. Dimitriadis and Pieczynski, Ms. Privett and Mr. Ishikawa were granted 80,000, 48,000, 36,000 and 36,000 shares of restricted stock in 1997. Messrs. Dimitriadis, Pieczynski and Mr. McBride were granted 47,000, 19,000 and 28,000 shares of restricted stock in 1996. Restricted stock holdings as of December 31, 1997 and their fair market value based on the per share closing price of $20.75 on December 31, 1997 were as follows:

                                    NUMBER OF            VALUE ON
       NAME                     RESTRICTED SHARES    December 31, 1997
       ----                     -----------------    -----------------
       Andre C. Dimitriadis          108,200             $2,245,150
       James J. Pieczynski            59,400              1,232,550
       Pamela J. Privett              45,000                933,750
       Christopher T. Ishikawa        42,000                871,500

       Dividends are payable on the restricted shares to the extent and on the same date as dividends are paid on Company's Common Stock. Shares of restricted stock granted in 1997 vest in equal installments over four years beginning January 2000. During 1997, the Board of Directors authorized the accelerated vesting of 18,800, 7,600, 6,000, 4,000 and 11,200 shares of restricted stock granted in 1996 for Messrs. Dimitriadis and Pieczynski, Ms. Privett and Messrs. Ishikawa and McBride, respectively. The remaining 16,800 shares of restricted stock granted to Mr. McBride in 1996 vested upon his resignation of employment with the Company. The remaining restricted shares granted in 1996 vest in equal installments over three years beginning January 2000.
(2) There were no stock options granted to executive officers during the year ended December 31, 1997, 1996 or 1995.
(3) Such amounts represent the Company's contribution to the Named Executive Officer's and Mr. McBride's deferred compensation plan account.
(4) Effective September 8, 1997, Mr. McBride resigned from the Company's employment and Board of Directors.

The following table provides information related to the exercise of stock options during fiscal year 1997 by each of the Named Executive Officers and Mr. McBride and the value of unexercised stock options held as of December 31, 1997. During 1997, no options were granted to any of the Named Executive Officers or Mr. McBride.


                AGGREGATED OPTION EXERCISES IN 1997 AND OPTION VALUES
                                 AT DECEMBER 31, 1997


                                                                NUMBER OF SECURITIES UNDERLYING
                            SHARES ACQUIRED                         UNEXERCISED OPTIONS AT        VALUE OF UNEXERCISED IN-THE-MONEY
                                  ON               VALUE             DECEMBER 31, 1997 (#)             OPTIONS AT FY-END($)(2)
          NAME              EXERCISE (#)(1)     REALIZED ($)     EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
--------------------------  ----------------   -------------    -------------    -------------    ---------------    --------------
Andre C. Dimitriadis                 233,500      $2,624,125             -          100,000                 -        $1,075,000

James J. Pieczynski                   54,500         690,125             -            8,000                 -            68,000

Pamela J. Privett                     40,000         480,000             -                -                 -                 -

Christopher T. Ishikawa               16,000         196,000             -            8,000                 -            68,000

William McBride III                  188,500       2,076,625             -                -                 -                 -

------------------
(1) In March 1997, the Board of Directors adopted a loan program designed to encourage executives, key employees, consultants and directors to acquire Common Stock through the exercise of options. Under the program, the Company will make full recourse, secured loans to participants equal to the exercise price of vested options plus up to 50% of the taxable income resulting from the exercise of options. Such loans will bear interest at the then current Applicable Federal Rate (the minimum rate necessary to avoid "unstated interest" under Section 483 of the Internal Revenue Code) and be payable in installments over nine years. For the first five-years of such loans, interest and principal will be payable quarterly. The amount of principal due each quarter will be equal to 50% of the difference between the cash dividends received on the shares purchased and the quarterly interest that is due. In addition, 25% of any cash bonuses and 50% of any dividends on restricted stock granted in 1997 received by the borrower must be used to reduce the principal balance of any such loan. At the end of five years, such loans will convert to fully amortizing loans with 16 quarterly payments beginning in year six. Unless the Board of Directors approves otherwise, the loans must be repaid within 90 days after termination of employment for any reason, other than in connection with a change in control of the Company. The Board of Directors has permitted Mr. McBride's loan of $2,705,436 to remain outstanding following Mr. McBride's termination of employment. On December 31, 1997 the loans outstanding under such program, which bear interest at a weighted average rate of 6.33% per annum, and the market value of Common Stock securing such loans were as follows:

                            SHARES ACQUIRED UPON EXERCISE     BALANCE      MARKET VALUE OF COMMON
        NAME                         OF OPTIONS             OUTSTANDING     STOCK SECURING LOAN
-------------------------   -----------------------------   -----------    ----------------------
 Andre C. Dimitriadis                 233,500               $3,171,419           $4,845,125
 James J. Pieczynski                   54,500                  732,046            1,130,875
 Pamela J. Privett                     40,000                  599,422              830,000
 Christopher T. Ishikawa               16,000                  191,647              332,000
 William McBride III                  188,500                2,705,436            3,911,375

(2) Market value of the underlying securities at year-end less the exercise price.

EMPLOYMENT AGREEMENTS
       The Compensation Committee approved certain key terms of the employment arrangements with each of the Named Executive Officers in September 1997, providing for their services to the Company. Mr. Dimitriadis, as Chairman and Chief Executive Officer, will be provided with a four-year "ever-green" employment contract. He is currently being paid compensation at an annual rate of $400,000. Mr. Pieczynski, as President and Chief Financial Officer, will be provided with a three-year "ever-green" employment contract. He is currently being paid compensation at an annual rate of $265,000. Ms. Privett, as Senior Vice President, General Counsel and Secretary will be provided with a two-year "ever-green" employment contract. She is currently being paid compensation at an annual rate of $250,000. Mr. Ishikawa, as Senior Vice President and Chief Investment Officer, will be provided with a two-year "ever-green" employment contract. He is currently being paid compensation at an annual rate of $150,000. Each Named Executive Officer has been providing services to the Company under such terms since September 8, 1997.

       PROPOSED TERMS OF EMPLOYMENT AGREEMENTS - The Compensation Committee is currently negotiating the final forms of the employment agreements to reflect these arrangements with each of the Named Executive Officers and anticipates that the final forms of the employment agreements will be executed during the second quarter of 1998. The Company anticipates that the employment agreements will contain the provisions described in the following paragraphs. No assurance can be given, however, that the final forms of such employment agreements will contain the terms described herein or that such employment agreements will not contain additional terms that are materially different from the proposed terms described herein.

       If a Named Executive Officer's employment by the Company terminates for any reason, except for a termination for Cause (as defined below) or a voluntary resignation by Named Executive Officer without a Good Reason (as defined below) then the Company will pay such Named Executive Officer a lump sum severance payment equal to four times his base salary for Mr. Dimitriadis, three times his base salary for Mr. Pieczynski and two times her/his base salary for Ms. Privett and Mr. Ishikawa (the "Severance Payment") Upon a Change in Control, the Company will pay such Named Executive Officer a severance payment in cash equal to the above mentioned Severance Payment plus an additional sum equal to four times his most recent annual bonus for Mr. Dimitriadis, three times his most recent annual bonus for Mr. Pieczynski and two times her/his most recent annual bonus for Ms. Privett and Mr. Ishikawa. Notwithstanding the foregoing, the Company will have no liability if a Named Executive Officer's employment is terminated by the Company for Cause or by a Named Executive Officer voluntarily resigning without a Good Reason. During the term of his or her employment by the Company, each Named Executive Officer will devote the time necessary to provide the services reasonably required by the Board of Directors and will not, without the express approval of the Board of Directors of the Company, engage for his or her own account or for the account of any other person or entity, in a business which competes with the Company.

       CERTAIN DEFINITIONS - A termination of a Named Executive Officer's employment by the Company will be deemed for "Cause" if, and only if, it is based upon (i) conviction of a felony; (ii) material disloyalty to the Company such as embezzlement, misappropriation of corporate assets, fraud against the company or breach of such Named Executive Officer's agreement not to engage in business for another enterprise of the type engaged in by the Company without the express approval of the Board of Directors; or (iii) the engaging in unethical or illegal behavior which is of a public nature, brings the Company into disrepute, and results in material damage to the Company.

       A resignation by a Named Executive Officer will not be deemed to be voluntary and will be deemed to be a resignation with "Good Reason" if it is based upon (i) a diminution in such Named Executive Officer's title, duties, or salary; (ii) a reduction in benefits which is not part of an across-the-board reduction in benefits of all senior executive personnel; or (iii) a direction by the Board of Directors that such Named Executive Officer report to any person or group other than the Board of Directors (with respect to Mr. Dimitriadis) or the Chief Executive Officer (with respect to the other Named Executive Officers). It will also constitute Good Reason for each of Messrs. Dimitriadis and Pieczynski to resign his employment if the stockholders of the Company fail to elect or reelect him to the Board of Directors of the Company, unless he declines to be elected to such Board of Directors.

       A "Change in Control" occurs if: (i) any person (other a than Named Executive Officer and his or her related persons) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity) and such merger or consolidation is consummated, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; PROVIDED, HOWEVER, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 40% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets and such plan of complete liquidation or agreement for sale or disposition is consummated; or
(iv) a majority of the members of the Board of Directors of the Company cease to be Continuing Directors (as defined in each employment agreement).

       The Bylaws of the Company provide for indemnification of the officers, directors, employees and agents of the Company pursuant to the Maryland General Corporation Law. The Maryland General Corporation Law permits the indemnification of any officer, director, employee or agent of the Company against expenses and liabilities in any action arising out of such person's activities on behalf of the Company, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company or in a manner he had no reasonable cause to believe was unlawful. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors and officers of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CERTAIN TRANSACTIONS
       TRANSACTIONS WITH ASSISTED LIVING CONCEPTS, INC. - Mr. Dimitriadis served as a director of Assisted Living Concepts, Inc., an owner, operator and developer of assisted living facilities ("ALC"), from July 1994 until September 1997. During 1997, the Company provided ALC with $14,510,000 of mortgage financing, with initial rates ranging from 9.9% to 10.4% per annum, on seven assisted living residences and entered into sale-leaseback transactions with ALC on 25 assisted living facilities. The Company purchased such facilities for an aggregate purchase price of $62,576,000 and leased such facilities back to ALC over initial terms ranging from 12 to 20 years. Prior to December 31, 1997, ALC repaid all outstanding mortgage loans. In November 1997, the Company entered into a commitment with ALC to complete sale-leaseback transactions for 11 assisted living residences totaling $29,864,000. As of December 31, 1997 two transactions totaling $4,585,000 had been completed under this commitment and the remaining transactions are scheduled to be completed by the end of the third quarter of 1998. In connection with the above agreement, the Company sold 12 properties back to ALC for $27,690,000 and terminated a commitment of $13,070,000 that was scheduled to expire on December 31, 1997. Additional sale-leaseback financing commitments of $100,000,000 with ALC and its affiliates remained outstanding at December 31, 1997 of which $50,000,000 expire on December 31, 1999 and $50,000,000 expire on December 31, 2000. As of December 31, 1997, ALC and its affiliates leased 36 facilities from the Company representing 10.9% ($85,292,000) of the Company's adjusted gross real estate investment portfolio (adjusted to include mortgage loans to third parties underlying the investment in REMIC certificates). During 1997, the Company received rental income and interest income of $6,775,000 and $1,277,000, respectively from ALC.

       In early 1997, the Company acquired 2,000,000 shares of nonvoting common stock (approximately 41.2% of the outstanding capital stock) of Home and Community Care, Inc. ("HCI"), an owner, operator and developer of assisted living residences, for $5,000,000. In December 1997, the Company received a distribution of $5,000,000 representing a return of investment with respect to its HCI capital stock. Following payment of the distribution, ALC acquired all of the outstanding capital stock of HCI for which the Company received gross proceeds of $2,000,000. The Company may receive additional future payments of approximately $3,000 for each unit in each assisted living residence which was under development by HCI on the date of ALC's acquisition of HCI and is developed by ALC within the two-year period following said acquisition date or which ALC has indicated that it intends to develop following such two-year period (for up to 543 units). See "-Transactions Involving the Named Executive Officers."

       On July 25, 1996, the Company acquired 990 shares of voting common stock (or approximately 9.9% of the outstanding capital stock) of Carriage House Assisted Living, Inc. (formerly known as Health Care Equity Investments, Inc.), a developer, owner and operator of assisted living facilities in the State of Nebraska ("Carriage House"). The Company acquired its shares of voting common stock in Carriage House in exchange for the Company's commitment to

Carriage House to provide 100% construction financing for five facilities in Nebraska and to "take out" the construction financing with sale/leaseback transactions when the construction of each facility was completed and an unconditional certificate of occupancy was issued. In October, 1997, ALC acquired all of the outstanding capital stock of Carriage House (not already owned by ALC) in a reverse triangular subsidiary merger as a result of which the Company received 30,847 shares of voting common stock of ALC.

       During 1997, ALC also acquired certain non-operating assets and assumed certain liabilities of LTC Development Company, Inc., a preferred stock subsidiary of the Company that provides development services to assisted living companies.

       TRANSACTIONS INVOLVING NAMED EXECUTIVE OFFICERS -In early 1997, Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett acquired 675,723, 293,931, 129,287 and 129,287 shares of voting common stock, respectively (or approximately 13.9%, 6.1%, 2.7% and 2.7%, respectively, of the outstanding capital stock) of HCI. Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett acquired 500,000, 250,000, 100,000 and 100,000 of said shares (the "Original HCI Shares"), respectively, for demand notes in the amounts of $1,250,000, $625,000, $250,000 and $250,000, respectively, and 175,723, 43,931,
29,287 and 29,287 of said shares (the "Pacesetter Shares"), respectively, in exchange for shares of the capital stock of Pacesetter Home Care Group, Inc. and Pacesetter Hospice, Inc. In December 1997, Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett received a distribution of $1,689,307, $734,827, $323,217, and $323,217, respectively, representing a return of investment with respect to the HCI capital stock held by such investors. Such distribution to each of the Named Executive Officers was effected by (i) with respect to the Original HCI Shares, canceling the demand note owed by each Named Executive Officer to HCI and (ii) with respect to the Pacesetter Shares, by paying Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett $439,307, $109,827, $73,217 and $73,217, respectively, in cash. Following payment of the distribution, ALC acquired all of the outstanding capital stock of HCI for which Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett received proceeds of $675,723, $293,931, $129,287 and $129,287, respectively. Messrs. Dimitriadis,
Pieczynski and Ishikawa and Ms. Privett may receive additional future payments of approximately $1,000, $450, $200, and $200, respectively, for each unit in each assisted living residence which was under development by HCI on the date of ALC's acquisition of HCI and is developed by ALC within the two-year period following said acquisition date or whcih ALC has indicated that it intends to develop following such two-year period (for up to 543 units).

       TRANSACTIONS WITH NON-EMPLOYEE DIRECTORS - During 1997, the Company made loans to non-employee directors for the exercise of stock options under identical terms to such loans made to executive officers as described in note 1 to the Aggregated Option Exercises and Option Values Table. On December 31, 1997 the loans outstanding under such program, which bear interest at a weighted average rate of 6.33% per annum and the market value of Common Stock securing such loans, were as follows:

                                                            MARKET VALUE
                           SHARES ACQUIRED                    OF COMMON
                          UPON EXERCISE OF     BALANCE     STOCK SECURING
        NAME                   OPTIONS       OUTSTANDING        LOAN
------------------        -----  ---------   -----------   --------------
 Edmund C. King                  37,500        $511,773       $778,125
 Wendy L. Simpson                 5,000          83,666        103,750
 Sam Yellen                      37,500         511,773        778,125

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no "interlocks" (as defined by the rules of the Securities and Exchange Commission) with respect to any member of the Compensation and Option Committee of the Board of Directors, and such Committee consists entirely of independent, non-employee directors.

                       COMPENSATION AND OPTION COMMITTEE REPORT

     The Compensation and Option Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation and Option Committee (the "Committee") is comprised of Ms. Simpson, Chair and Messrs. King and Yellen. The Committee reviews and approves the compensation of the Company's executive officers and determines the general compensation policy for the Company. The Committee is also responsible for the administration of the Company's Restated 1992 Stock Option Plan and, if adopted by the stockholders, will be responsible for the administration of the 1998 Equity Participation Plan. The Committee is authorized to determine the options to be granted under such plans and the terms and provisions of such options.
The Company has four executive officers, one of whom is its Chief Executive Officer.

COMPENSATION PHILOSOPHY
     The Committee endeavors to ensure that the compensation programs for executive officers of the Company are effective in attracting and retaining key executives responsible for the success of the Company and are administered in appropriate fashion in the long-term interests of the Company and its stockholders. The Committee seeks to align total compensation for senior management with the overall performance of the Company as well as the individual performance of each executive officer. The Company's compensation package, which currently is comprised of base salary, bonuses, stock options and restricted stock, is intended to reinforce management's commitment to enhancing profitability and stockholder value.

     In determining the level and composition of compensation for the executive officers of the Company, the Committee considers various corporate performance measures, both in absolute terms and in relation to similar companies, and individual performance measures. Although the Committee considers funds from operations per share as an important measure of Company performance, the Committee does not apply any specific quantitative formula in making compensation decisions. The Committee also may evaluate the following factors in establishing executive compensation: (a) periodically, the comparative compensation surveys and other material concerning compensation levels and stock grants at similar companies; (b) historical compensation levels and stock awards at the Company; (c) overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent; (d) financial performance of other real estate investment trusts and its peer group relative to market condition; and (e) from time to time, the Committee may seek the advice of an independent compensation consultant in assessing its overall compensation philosophy. The Committee assigns no specific weight to any of the factors discussed above in establishing executive compensation.

BASE SALARIES
     Base salaries are reviewed and adjusted by the Committee on an annual basis. The Committee seeks to ensure that the base salaries are established at levels considered appropriate in light of responsibilities and duties of the executive officers as well as at levels competitive to amounts paid to executive officers of its peer group. In determining an individual executive's actual base salary, the Committee also considers other factors, which may include the executive's past performance and contributions to the Company's success.

BONUSES
     Bonuses are awarded based on the overall performance of the Company and individual performance of each executive officer. The amounts awarded may vary from year to year and may be awarded to executive officers in other forms such as stock awards in lieu of cash payments.

STOCK OPTION PLANS
     The Company has adopted the Restated 1992 Stock Option Plan (the "Restated Plan") under which awards may be granted including stock options (incentive or non-qualified), stock appreciation rights, restricted stock, deferred stock and dividend equivalents. The Company reserved 1,400,000 shares of Common Stock for issuance thereunder. The Restated Plan is administered by the Committee which sets the terms and provisions of the awards granted under the Restated Plan. Incentive stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may only be awarded officers and other full-time employees of the Company to promote long-term performance of the Company and specifically, to retain and motivate senior management in achieving a sustained increase in stockholder value. Non-qualified stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may be awarded to non-employee directors, officers, other employees, consultants and other key persons who provide services to the Company. Currently, the Restated Plan has no pre-set formula or criteria for determining the number of options that may be granted. The Committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on the overall performance of the Company and the individual performance of the executive officers.

     The Committee has also adopted the 1998 Equity Participation Plan. For a further description of this plan, see "Proposal 2: Description of 1998 Equity Participation Plan."

1997 CASH COMPENSATION
     Base compensation for Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privettt for 1997 were $400,000, $190,000, $112,500 and $55,208, respectively.
In September 1997, the Committee increased the annual base salaries payable to Messrs. Pieczynski and Ishikawa to $265,000 and $150,000, respectively, and employed Ms. Privett as an executive officer at a base salary of 250,000. In addition, the Committee approved new forms of employment agreements for each of Messrs. Dimitriadis, Pieczynski and Ishikawa and Ms. Privett. The final forms of such employment agreements are currently being negotiated. See "Executive Compensation-Employment Agreements." In December 1997, the Board of Directors approved and paid discretionary bonuses to senior management for 1997 performance, reflecting a decrease from the prior year amount for Mr. Dimitriadis and an increase from the prior year amount for Mr. Pieczynski. The bonus paid to each executive officer for 1997 was based upon what the Committee felt was appropriate relative to the significant growth of the Company's funds from operations per share as compared to 1996 and the quality, amount and type of investments completed during 1997. For the twelve months ending December 31, 1997, the total return (including the reinvestment of quarterly dividends) to stockholders was approximately 23%. The five-year return (including the reinvestment of quarterly dividends) to stockholders for the period from December 31, 1992 through December 31, 1997 was approximately 216%.

POLICY WITH RESPECT TO SECTION 162(m)
     The Compensation and Option Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of Section 162(m) of the Internal Revenue Code of 1986, as amended. Under Section 162(m), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. The basic philosophy of the Committee is to strive to provide such executive officers with a compensation package which will balance the deductibility of such payments for the Company with the necessity to provide competitive compensation packages. Certain types of compensation payments and their deductibility depend upon the timing of the executive officer's vesting or exercise of previously granted rights. Certain compensation arising from restricted stock awarded to and cash bonuses paid to executive officers does not meet the requirements of section 162(m). Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                         Compensation and Option Committee
 April 17, 1998                          Wendy L. Simpson, Chair
                                         Edmund C. King
                                         Sam Yellen

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Common Stock from December 31, 1992 to December 31, 1997, with the cumulative stockholder total return of (1) the Standard & Poor's 500 Stock Index and (2) the NAREIT All REIT Index ("NAREIT Index"). The comparison assumes $100 was invested on December 31, 1992 in the Company's Common Stock and in each of the foregoing indices and assumes the reinvestment of dividends.

LTC PROPERTIES, INC.
SHAREHOLDER RETURN
FIVE YEARS ENDED DECE

                         LTC         S&P 500      NAREIT
                    ------------------------------------
            Dec-92       100.00      100.00       100.00
            Dec-93       139.56      109.99       118.55
            Dec-94       155.57      111.43       119.50
            Dec-95       191.96      153.13       141.36
            Dec-96       256.39      188.29       191.93
            Dec-97       316.25      251.13       228.13

Assumes $100 was invested on 12/31/92 and the reinvestment of dividends

     The stock performance depicted in the above graph is not necessarily indicative of future performance. The Stock Performance Graph and Compensation and Option Committee Report shall not be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

        COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all directors, executive officers and persons who beneficially own more than 10% of the Company's Common Stock have complied with the reporting requirements of
Section 16(a).

                                      PROPOSAL 2

               APPROVAL OF THE COMPANY'S 1998 EQUITY PARTICIPATION PLAN

     The Company's 1998 Equity Participation Plan (the "1998 Plan") was adopted by the Board of Directors by unanimous written consent dated as of April 13, 1998, subject to stockholder approval. The 1998 Plan reserves 500,000 shares of Common Stock that may be granted as stock options or other awards under such plan. The principal purposes of the 1998 Plan are to provide incentives for officers, employees, non-employee directors and consultants of the Company and its subsidiaries through granting of options, restricted stock and other awards ("Awards"), thereby stimulating their personal and active interest in the Company's development and financial success and inducing them to remain in the Company's employ.

     The Compensation Committee intends to continue to grant stock options and other awards under the Company's existing Restated 1992 Stock Option Plan (the "Restated Plan"). As of March 31, 1998, 21,000 shares of Common Stock remained available for future awards under the Restated Plan, and a total of 525,500 shares of Common Stock were subject to outstanding stock options and restricted stock awards under the Restated Plan. The Board of Directors believes that in order to continue to provide an incentive to secure and retain officers, employees, non-employee directors and consultants of outstanding ability and to provide added incentives to those persons responsible for the success of the Company, the Company should continue its policy of assuring equity ownership of the Company by adopting the 1998 Plan. Whether or not the 1998 Plan is approved by stockholders, the Company intends to grant stock options and/or awards with respect to all shares that remain available under the Restated Plan.

DESCRIPTION OF 1998 EQUITY PARTICIPATION PLAN
     Under the 1998 Plan, not more than 500,000 shares of Common Stock of the Company (or the equivalent in other equity securities) are authorized for issuance upon exercise of options, stock appreciation rights ("SARs") and other Awards, or upon vesting of restricted or deferred stock awards. The maximum number of shares which may be subject to Awards granted under the 1998 Plan to any individual in any calendar year will not exceed 100,000 shares.

     As of March 31, 1998, the last reported sales price of the Common Stock on the New York Stock Exchange was $19.9375.

     The principal features of the 1998 Plan are summarized below, but the summary is qualified in its entirety by reference to the 1998 Plan, which is attached as Exhibit A to this Proxy Statement.

     ADMINISTRATION. The Compensation Committee of the Board or another committee thereof (the "Plan Committee") will administer the 1998 Plan with respect to grants to employees or consultants of the Company and the full Board will administer the 1998 Plan with respect to grants to non-employee directors ("Independent Directors"). The Plan Committee will consist of at least two members of the Board, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and an "outside director" for the purposes of Section 162(m) of the Code ("Section 162(m)"). Subject to the terms and conditions of the 1998 Plan, the Board or Plan Committee has the authority to select the persons to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof and to make all other determinations and to take all other actions necessary or advisable for the administration of the 1998
Plan.   Similarly, the Board has discretion to determine the terms and conditions of grants to Independent Directors and to interpret and administer the 1998 Plan with respect to grants to Independent Directors. The Plan Committee (and the Board) are also authorized to adopt, amend and rescind rules relating to the administration of the 1998 Plan.

     ELIGIBILITY. Options, SARs, restricted stock and other Awards under the 1998 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Board or Plan Committee for participation in the 1998 Plan. Independent Directors may be granted NQSOs (as defined below) and other Awards by the Board. The 1998 Plan will authorize the Plan Committee and the Board to, and it is expected that the Plan Committee and the Board will, adopt procedures pursuant to which employees, consultants and Independent Directors will be permitted to elect to receive bonuses or directors' fees, which would otherwise be payable to them in cash, in the form of NQSOs, restricted stock and/or other Awards.

     GRANT OF AWARDS. The 1998 Plan provides that the Plan Committee (or the Board, with respect to Independent Directors) may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement or certificate and will indicate the type, terms and conditions of the Award.

     NONQUALIFIED STOCK OPTIONS ("NQSOS") will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m), may be less than fair market value on the date of grant and usually will become exercisable (in the discretion of the Board or Plan Committee) in one or more installments after the grant date, subject to the participant's continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Board or Plan Committee. NQSOs may be granted for any term specified by the Board or Plan Committee.

     INCENTIVE STOCK OPTIONS ("ISOS"), will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the Optionee's termination of employment and must be exercised within the ten years after the date of grant; but, subject to the consent of the optionee, may be subsequently modified to disqualify them from treatment as ISOs

     RESTRICTED STOCK may be sold to participants at various prices or may be granted for no cash consideration and, in either case, may be made subject to such restrictions as may be determined by the Board or Plan Committee. Restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions associated with such restricted stock are not met, or if no cash consideration was paid in connection with its sale or grant, may be cancelled if such conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     DEFERRED STOCK may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Board or Plan Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

     STOCK APPRECIATION RIGHTS may be granted in connection with stock options or other Awards, or separately. SARs granted by the Board or Plan Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option or other Awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m), there are no restrictions specified in the 1998 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Board or Plan Committee in the SAR agreements. The Board or Plan Committee may elect to pay SARs in cash or in Common Stock or in a combination of both.

     DIVIDEND EQUIVALENTS are rights to receive the equivalent value (in cash or Common Stock) of dividends paid on common stock that is covered by a stock option, SAR or other Award held by the participant.

     PERFORMANCE AWARDS may be granted by the Board or Plan Committee on an individual or group basis. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. Performance Awards may include "phantom" stock Awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance Awards may also include bonuses which may be granted by the Board or Plan Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both.

     STOCK PAYMENTS may be authorized by the Board or Plan Committee in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

     INDEPENDENT DIRECTOR OPTIONS to purchase 15,000 shares of Common Stock will be granted to each person who is initially elected to the Board on or after the date of the effectiveness of the Plan and who is an Independent Director at the time of such initial election. Each Independent Director Option shall vest with respect to 5,000 shares on each of the first, second and third anniversary of the date of grant and shall expire on the earlier of the seventh anniversary of the date of vesting or one year following an Independent Director ceasing to be a Director for any reason: PROVIDED that no option shall vest more than one year following an Independent Director's ceasing to be a Director. The Board may from time to time, in its absolute discretion, and subject to applicable limitations of the Plan determine (i) which Independent Directors, if any, should in its opinion, be granted Non-Qualified Stock Options, (ii) the number of shares subject to such options, and (iii) the terms and conditions of such options. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial option grant pursuant to the first sentence of this paragraph.

SECURITIES LAWS AND FEDERAL INCOME TAXES
     SECURITIES LAWS. The 1998 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 1998 Plan will be administered and Awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 1998 Plan and Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     GENERAL FEDERAL TAX CONSEQUENCES. Under current federal laws, in general, recipients of awards and grants of nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments under the 1998 Plan are taxable under
Section 83 of the Code upon their receipt of Common Stock or cash with respect to such awards or grants and, subject to Section 162(m), the Company will be entitled to an income tax deduction with respect to the amounts taxable to such recipients. Under Sections 421 and 422 of the Code, recipients of ISOs are generally not taxed on their receipt of Common Stock upon their exercises of ISOs if the ISOs and option stock are held for certain minimum holding periods and, in such event, the Company is not entitled to income tax deductions with respect to such exercises. Participants in the 1998 Plan will be provided with detailed information regarding the tax consequences relating to the various types of awards and grants under the plan.

     SECTION 162(M) LIMITATION. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) per officer in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation." Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying compensation committee and which relate to performance criteria which are approved by the corporation's stockholders.

     The 1998 Plan has been designed in order to permit the Plan Committee to grant stock options and SARs which will qualify as "performance-based compensation." In addition, in order to permit Awards other than stock options and SARs to qualify as "performance-based compensation", the 1998 Plan provides that the Plan Committee may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Plan Committee may grant Awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance criteria which are related to one or more of the following performance goals: (i) net income, (ii) investments, (iii) cash flow,
(iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, depreciation or amortization.

     REGISTRATION STATEMENT ON FORM S-8. The Company intends to file a registration statement on Form S-8 under the Securities Act to register the shares of Common Stock reserved for issuance under the 1998 Plan.

REQUIRED VOTE AND RECOMMENDATIONS
     Stockholder approval of the 1998 Plan is required (i) under Section 162(m) to have the 1998 Plan qualify as an incentive compensation plan, (ii) under
Section 422 of the Code for any options so designated to qualify as incentive stock options, and (iii) under the rules of the New York Stock Exchange for listing the shares of Common Stock reserved under the 1998 Plan. The affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is required to approve the 1998 Plan as set forth in this Proposal 2. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Properly executed unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 1998
            EQUITY PARTICIPATION PLAN AS DESCRIBED IN PROPOSAL 2.

                            INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP audited the Company's financial statements for the year ended December 31, 1997 and have been the Company's auditors since the Company's organization in May 1992. The directors have selected the firm of Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 1998. A representative of Ernst & Young LLP is expected to be present at the May 19, 1998 Annual Meeting and will have an opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

                  DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                            FOR NEXT YEAR'S ANNUAL MEETING

     The proxy rules adopted by the SEC provide that certain stockholder proposals must be included in the proxy statement for the Company's Annual Meeting. For a proposal to be considered for inclusion in next year's proxy statement, it must be received by the Company no later than December 18, 1998.

                                    OTHER MATTERS

     The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors and officers of the Company, without receiving any additional compensation, may solicit proxies personally, by telephone or telegraph. The Company will request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of Shares and will reimburse them for their expenses in doing so. The Company has retained the services of Corporate Investor Communications, Inc. for a fee of $4,500 plus out-of-pocket expenses, to assist in the solicitation of proxies.

     The Company's Annual Report to Stockholders, including the Company's audited financial statements for the year ended December 31, 1997, is being mailed herewith to all stockholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY, AT 300 ESPLANADE DRIVE SUITE 1860, OXNARD, CA 93030.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


                              By Order of the Board of Directors



                              Pamela J. Privett
                              Corporate Secretary


Oxnard, California
April 17, 1998

                                  EXHIBIT A

                      THE 1998 EQUITY PARTICIPATION PLAN

                                     OF

                             LTC PROPERTIES, INC.

     LTC Properties, Inc., a Maryland corporation, has adopted The 1998 Equity Participation Plan of LTC Properties, Inc. (the "Plan"), effective May 19, 1998, for the benefit of its eligible employees, consultants and directors.

     The purposes of the Plan are as follows:

     (1) To provide an additional incentive for directors, key Employees (as such term is defined below) and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                  ARTICLE I.

                                 DEFINITIONS

     Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     "ADMINISTRATOR" shall mean the entity that conducts the general administration of the Plan as provided in Article X. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.2.

     "AWARD" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

     "AWARD AGREEMENT" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     "AWARD LIMIT" shall mean one hundred thousand (100,000) shares of Common Stock, as adjusted pursuant to Section 11.3 of the Plan.

     "BOARD" shall mean the Board of Directors of the Company.

     "CHANGE IN CONTROL" shall mean a change in ownership or control of the Company effected through any of the following transactions:

           (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing forty percent (40%) or more of the total combined voting power of the Company's then outstanding securities; or

           (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; PROVIDED, HOWEVER, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 40% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

           (c) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company's assets, or

           (d) a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the Plan was approved by the stockholders of the Company or was nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in
Section 11.1.

     "COMMON STOCK" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

     "COMPANY" shall mean LTC Properties, Inc., a Maryland corporation.

     "CORPORATE TRANSACTION" shall mean any of the following stockholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Options are assumed by the successor entity;

          (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     "CSAR" shall mean a Coupled Stock Appreciation Right.

     "DEFERRED STOCK" shall mean Common Stock awarded under Article VIII of the Plan.

     "DIRECTOR" shall mean a member of the Board.

     "DIVIDEND EQUIVALENT" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article VIII of the Plan.

     "EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

     "GRANTEE" shall mean an Employee, Independent Director or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under the Plan.

     "HOLDER" shall mean a person who has been granted or awarded an Award.

     "INCENTIVE STOCK OPTION" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     "INDEPENDENT DIRECTOR" shall mean a member of the Board who is not an Employee of the Company.

     "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     "OPTION" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     "OPTIONEE" shall mean an Employee, consultant or Independent Director granted an Option under the Plan.

     "PERFORMANCE AWARD" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

     "PERFORMANCE CRITERIA" shall mean the following business criteria with respect to the Company or any Subsidiary: (i) net income, (ii) investments,
(iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, depreciation or amortization.

     "PLAN" shall mean The 1998 Equity Participation Plan of LTC Properties,
Inc.

     "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     "RESTRICTED STOCK" shall mean Common Stock awarded under Article VII of the Plan.

     "RESTRICTED STOCKHOLDER" shall mean an Employee, Independent Director or consultant granted an award of Restricted Stock under Article VII of the Plan.

     "RULE 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     "SECTION 162(m) PARTICIPANT" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "STOCK APPRECIATION RIGHT" shall mean a stock appreciation right granted under Article IX of the Plan.

     "STOCK PAYMENT" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash or director fees that would otherwise be paid to an Independent Director in cash, awarded under Article VIII of the Plan.

     "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "TERMINATION OF CONSULTANCY" shall mean the time when the engagement of a Holder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

     "TERMINATION OF DIRECTORSHIP" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1.  SHARES SUBJECT TO PLAN.

           (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed Five Hundred Thousand (500,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

           (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
     Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

     2.2. ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded
hereunder, subject to the limitations of Section 2.1.   Shares of Common
Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Holder or repurchased by the Company pursuant to Section 7.5 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1  AWARD AGREEMENT.    Each Award shall be evidenced by an
Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     3.2  PROVISIONS APPLICABLE TO SECTION 162(m) PARTICIPANTS.

          (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

          (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

          (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service,
     (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of Restricted Stock or bonus amounts, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of Restricted Stock or bonus amounts, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     3.3 CONSIDERATION. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

     3.4 AT-WILL EMPLOYMENT. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE  IV.

                       GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS

     4.1. ELIGIBILITY. Any Employee or consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Sections 4.5 and 4.6.

     4.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS.   No Incentive Stock
Option shall be granted to any person who is not an Employee.

     4.4. GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS.

          (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

               (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Awards under the
          Plan) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

               (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code;
          and

               (iv) Determine the terms and conditions of such Options, consistent with the Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, any other Award or other rights which have been previously granted to him/her under the Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

     4.5. GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS.

          (a) During the term of the Plan, a person who is initially elected to the Board and who is an Independent Director at the time of such initial election automatically shall be granted an Option to purchase Fifteen Thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of such initial election. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the preceding sentence.

          (b) The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan determine (i) which Independent Directors, if any, should, in its opinion, be granted Non-Qualified Stock Options, (ii) subject to the Award Limit, determine the number of number of shares to be subject to such Options, and (iii) the terms and conditions of such Options, consistent with the Plan.

     4.6. OPTIONS IN LIEU OF CASH COMPENSATION. Options may be granted under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                ARTICLE V.

                             TERMS OF OPTIONS

     5.1 OPTION PRICE. The price per share of the shares subject to each Option granted to Employees and consultants shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code).

     5.2 OPTION TERM. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     5.3  OPTION VESTING

          (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a consultant vests in the Optionee shall be set by the Committee in its sole and absolute discretion and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or consultant vests.

          (b) No portion of an Option granted to an Employee or consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4 TERMS OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Subject to Section 6.6, each Option granted to an Independent Director pursuant to Section 4.5 shall become exercisable in cumulative annual installments of 33-1/3% on each of the first, second and third anniversaries of the date of grant and shall expire on the earlier of the seventh anniversary of the date of vesting or one year following an Independent Director's Termination
                                     A-9
of Directorship for any reason; PROVIDED that no Option shall vest more than one year following an Independent Director's Termination of Directorship.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his/her office:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 11.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;
     (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
     (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Optionee to pay for such shares under
     Section 6.2(d).

     6.4. RIGHTS AS STOCKHOLDERS/ DIVIDEND EQUIVALENTS. Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees. Notwithstanding the foregoing, any Optionee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee (or the Board, with respect to Independent Directors). Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee (or the Board, with respect to Independent Directors). With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable as of dividend payment dates regardless of whether such Option is exercised.

     6.5. OWNERSHIP AND TRANSFER RESTRICTIONS. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or
(ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of any such Option refer to such requirement to give prompt notice of disposition.

     6.6. ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                   ARTICLE  VII.

                             AWARD OF RESTRICTED STOCK

     7.1. ELIGIBILITY. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee, any consultant who the Committee determines should receive such an Award or any Independent Director who the Board determines should receive such an Award.

     7.2. AWARD OF RESTRICTED STOCK.

          (a) The Committee (or the Board, with respect to Independent Directors) may from time to time, in its absolute discretion:

              (i) Determine which Employees are key Employees and select from among the key Employees, Independent Directors or consultants (including Employees, Independent Directors or consultants who have previously received other awards under the
          Plan) such of them as in its opinion should be awarded Restricted Stock; and

             (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

          (b) The Committee (or the Board, with respect to Independent Directors) shall establish the purchase price, if any, and form of payment for Restricted Stock.

          (c) Upon the selection of a key Employee, Independent Director or consultant to be awarded Restricted Stock, the Committee (or the Board, with respect to Independent Directors) shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3. RIGHTS AS STOCKHOLDERS. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Restricted Stockholder shall have, unless otherwise provided by the Committee (or the Board, with respect to Independent Directors), all the rights of a stockholder with respect to said shares, subject to the restrictions in his/her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee (or the Board, with respect to Independent Directors), any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 7.4.

     7.4. RESTRICTION. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee (or the Board, with respect to Independent Directors) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship with the Company; PROVIDED, HOWEVER, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership control" (within the meaning of

Treasury Regulation Section 1.62-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; PROVIDED, FURTHER, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Restricted Stockholder's retirement, or otherwise.

     7.5. REPURCHASE OF RESTRICTED STOCK. The Committee (or the Board, with respect to Independent Directors) shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; PROVIDED, HOWEVER, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; PROVIDED, FURTHER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Restricted Stockholder's retirement, or otherwise.

     7.6. ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     7.7. LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee (or the Board, with respect to Independent Directors) shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     7.8. SECTION 83(b) ELECTION. If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

     7.9. RESTRICTED STOCK IN LIEU OF CASH COMPENSATION. Restricted Stock may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                              ARTICLE VIII.

           PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,
                             STOCK PAYMENTS

     8.1. ELIGIBILITY. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee who the Committee determines is a key Employee, any consultant who the Committee determines should receive such an Award or any Independent Director who the Board determines should receive such an Award.

     8.2 PERFORMANCE AWARDS. Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee (or the Board, with respect to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, with respect to Independent Directors). In making such determinations, the Committee (or the Board, with respect to Independent Directors) shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Independent Director or consultant.

     8.3. DIVIDEND EQUIVALENTS. Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee (or the Board, with respect to Independent Directors). Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee (or the Board, with respect to Independent Directors).

     8.4. STOCK PAYMENTS. Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may receive Stock Payments in the manner determined from time to time by the Committee (or the Board, with respect to Independent Directors). The number of shares shall be determined by the Committee (or the Board, with respect to Independent Directors) and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee (or the Board, with respect to Independent Directors), determined on the date such Stock Payment is made or on any date thereafter.

     8.5. DEFERRED STOCK. Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted an award of Deferred Stock in the manner determined from time to time by the Committee (or the Board, with respect to Independent Directors). The number of shares of Deferred Stock shall be determined by the Committee (or the Board, with respect to Independent Directors) and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee (or the Board, with respect to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, with respect to Independent Directors). Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee (or the Board, with respect to Independent Directors). Unless otherwise provided by the Committee (or the Board, with respect to Independent Directors), a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

     8.6. TERM. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee (or the Board, with respect to Independent Directors) in its discretion.

     8.7. EXERCISE OR PURCHASE PRICE. The Committee (or the Board, with respect to Independent Directors) may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment.

     8.8. EXERCISE UPON TERMINATION OF EMPLOYMENT, TERMINATION OF DIRECTORSHIP OR TERMINATION OF CONSULTANCY. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Independent Director or consultant; PROVIDED, HOWEVER, that the Committee in its sole and absolute discretion may provide that the Performance Award,

Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; PROVIDED, FURTHER, that except with respect to Performance Awards granted to
Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     8.9 PAYMENT ON EXERCISE.  Payment of the amount determined under Section
8.1 or 8.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee (or the Board, with respect to Independent Directors). To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of
Section 6.3.

     8.10 PERFORMANCE AWARD, DIVIDEND EQUIVALENT, DEFERRED STOCK AND/OR STOCK PAYMENT IN LIEU OF CASH COMPENSATION. Performance Awards, Dividend Equivalents, Deferred Stock and/or Stock Payments may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                              ARTICLE IX.

                       STOCK APPRECIATION RIGHTS

     9.1. GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee or any Independent Director selected by the Board. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option,
(ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee (or the Board, with respect to Independent Directors) shall impose and shall be evidenced by an Award Agreement. Without limiting the generality of the foregoing, the Committee (or the Board, with respect to Independent Directors) may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him/her under the Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board, with respect to Independent Directors) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     9.2. COUPLED STOCK APPRECIATION RIGHTS.

          (a) A CSAR shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair
Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee (or the Board, with respect to Independent Directors) may impose.

     9.3. INDEPENDENT STOCK APPRECIATION RIGHTS.

          (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee (or the Board, with respect to Independent Directors). An ISAR shall be exercisable in such installments as the Committee (or the Board, with respect to Independent Directors) may determine. An ISAR shall cover such number of shares of Common Stock as the Committee (or the Board, with respect to Independent Directors) may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee (or the Board, with respect to Independent Directors). An ISAR is exercisable only while the Grantee is an Employee, Independent Director or consultant; provided that the Committee (or the Board, with respect to Independent Directors) may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee (or the Board, with respect to Independent Directors) may impose.

     9.4. PAYMENT AND LIMITATIONS ON EXERCISE.

          (a) Payment of the amount determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee (or the Board, with respect to Independent Directors). To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

          (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee (or the Board, with respect to Independent Directors).

                                ARTICLE X.

                              ADMINISTRATION

     10.1. COMPENSATION COMMITTEE. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     10.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     10.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     10.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS.
Members of the Committee shall receive such compensation for their services as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                              ARTICLE XI

                        MISCELLANEOUS PROVISIONS

     11.1. NOT TRANSFERABLE. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a QDRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him/her under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his/her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

     11.2. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 11.3, increase the limits imposed in Section
2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 11.4.

     In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

     11.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS.

          (a) Subject to Section 11.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's opinion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

                 (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

               (iii) the grant or exercise price with respect to any Award.

          (b) Subject to Sections 11.3(b)(vii) and 11.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

               (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

              (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 5.3 or 5.4 or (ii) the provisions of such Award;

               (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.;

               (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

              (vii) None of the foregoing discretionary actions taken under this Section 11.3(b) shall be permitted with respect to Options granted under Section 4.5 to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 11.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate

          Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 5.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in
          Section 11.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

          (c) Subject to Section 11.3(d) and 11.8, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Awards described in Article VII or VIII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this
     Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

     11.4. APPROVAL OF PLAN BY STOCKHOLDERS. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; PROVIDED that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; and PROVIDED FURTHER, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

     11.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     11.6. LOANS. The Committee may, in its discretion, extend one or more loans to key Employees, Independent Directors or Consultants in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan.
 The terms and conditions of any such loan shall be set by the Committee.

     11.7. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the

Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable) or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

     11.8. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of the Plan or any Award described in Article VII or VIII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     11.9. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     11.10. COMPLIANCE WITH LAWS. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     11.11. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     11.12. GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

                             LTC PROPERTIES, INC.
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS-MAY 19, 1998

     The undersigned hereby appoints: Andre C. Dimitriadis and James J. Pieczynski, or either of them, each with the power of substitution, as Proxies, and hereby authorizes each of them to represent and vote, as designated below, the shares held of record by the undersigned at the annual meeting of stockholders of LTC Properties, Inc. to be held at the Residence Inn by Marriott at River Ridge, Oxnard, California, on Monday, May 19, 1998 at 11:00 A.M. (PDT), or any adjournments or postponements thereof, as designated below, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE.

              (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                       -     FOLD AND DETACH HERE     -

                             LTC PROPERTIES, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

1.  ELECTION OF DIRECTORS-Nominees:
    Andre C. Dimitriadis, James J. Pieczynski, Edmund C. King,
    Wendy L. Simpson and Sam Yellen.

For All / /     Withheld All / /     For All Except / /

Nominee Exception __________________

2.  Approval of LTC Properties, Inc. 1998 Equity Participation Plan.

For / /     Against / /     Abstain / /

In accordance with the judgments of the Proxies, upon any other matter that may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

This Proxy will be voted as directed. If no contrary direction is made, this Proxy will be voted "FOR" all nominees and matters listed under Item (1) and Item (2).

Dated: ____________________, 1998

Signature(s) _______________________________________

             _______________________________________

IMPORTANT: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, ADD SUCH TITLE IN YOUR SIGNATURE. NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE AND SIGN EACH CARD AND RETURN ALL PROXY CARDS IN THE ENCLOSED ENVELOPE.